SUPPLEMENT TO THE PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING U.S. EQUITY FUNDS
For the Allspring Small Company Value Fund (the “Fund”)

Effective January 24, 2024, Craig Pieringer, CFA is removed as a portfolio manager to the Fund. On January 24, 2024, all references to Craig Pieringer, CFA in the Fund’s Prospectuses and Statement of Additional Information are hereby removed.

January 24, 2024	SUP1808 01-24